CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I,  Eric  M.  Kobren,   Chairman  &  President  of  Kobren  Insight  Funds  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     August 28, 2006                        /S/ ERIC M. KOBREN
     -------------------------           ---------------------------------------
                                         Eric M. Kobren, Chairman & President
                                         (principal executive officer)


I, Eric J. Godes, Chief Financial Officer, Vice President, Treasurer & Secretary of Kobren Insight Funds (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:     August 28, 2006                        /S/ ERIC J. GODES
     -------------------------           ---------------------------------------
                                         Eric J. Godes, Chief Financial Officer,
                                         Vice President, Treasurer & Secretary
                                         (principal financial officer)